Howard Weil 41 st Energy Conference March 20 – 21, 2013 Exhibit 99.1

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards.
The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as “probable,” “possible,” P2 or P3 and “non-proved” reserves, reserves “potential” or “upside”
or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques.
These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as “forward-looking”
statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.  The estimates of recoverable resources per well and completed well costs included herein are based upon other typical results in these shale plays and may not be indicative of actual results.

Endeavour At A Glance
Near-term growth through lower risk development
activities
•
Rochelle field development in execution phase – U.K.
•
Bacchus third production well to commence drilling – U.K.
•
Strategic review process ongoing
Balanced Portfolio
•
Oil and Gas
•
U.K. and U.S.
•
Conventional and unconventional
•
Short and long-term production opportunities
Progress during 2012
•
Sales volumes up 133%
•
Proved reserves in the U.K. increased 186%
•
EBITDA increased $105 million
   Stock Symbol
     New York Stock Exchange
END
     London Stock Exchange
ENDV
   Market Capitalization
$172.9 million
   Common Shares Outstanding
46.7 million
   Proved & Probable Reserves
47.2 MMBOE
Key Figures

Production Volumes
(BOE per day)
2012
2011
Q3 Sales = 11,006 Q4 Sales = 11,541 Q4 Sales = 4,253
US Gas     US Oil       UK Oil UK Gas
Year-over-year sales volumes up 133%
Physical production volume for the fourth quarter averaged 10,300 boepd and 7,873 boepd for the full year of 2012

20%
80%
84%
15%
25%
73%

2008
2009
2012 2010
Our Growing Resource Base
Reserve Growth

2011
U.K. proved reserves increased 186% year-over-year
Decrease in U.S. proved and probable reserves of 12.1 MMboe during 2012 caused by lower natural gas prices
6.8
18.2
18.7
22.7
25.7
62%
Oil
19.3
20.7
25.0
22.3
21.5
38%
Gas
26.1
38.9
43.7
45.1
47.2 100%
0
10
20
30
40
50
60
Proved Probable

6 Reserve Valuation (as of 12/31/12) Net Asset Valuation $1,939 $951 $800 $0 $500 $1,000 $1,500 $2,000 2P PV-10 1P PV-10 Net Debt

$2,000
$1,500
$1,000
$500
$0
$mm
1P PV-10
1P PV-10
Over Time = 2P
Rochelle
Bacchus
Alba
Other

Reserves Value Make-Up and Migration
(as of 12/31/12)

Low ongoing maintenance capital requirements, after Rochelle and Bacchus fully developed (2013), which should result in a transfer of 2P PV-10 to 1P PV-10 in the near term
$951
$1,939

12
13
14
15
16
18
19
20
21
22
23
18
25
26
27
28
29
30

Overview of Endeavour’s U.K. Assets 8 Bacchus Enoch Columbus Bittern Alba Rochelle Current Production Development Projects Exploration Centurion South

$125
$115
$105
$95
$85
$75
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
WTI
Brent

$16
$14
$12
$10
$8
$6
$4
$2
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Henry Hub
UK NBP

Production Sold Into Higher-Valued European Markets Crude oil Natural gas $20.00 spread $7.17 spread Average spread over the period: $15.16 Average spread over the period: $5.83 9

14
15
21
20

Scott Platform
Telford SSIV
East WSM
East Production Cluster
Scott PLEM
Central Telford Manifold
South WSM
West Telford
Rochelle SSIV
West WSM
Sage - Miller Pipelines
Crossings Rockdumped
South Scott Production Manifold
10" / 14" PIP Production Pipeline
Control Umbilical
East Rochelle Manifold
Well No 1
Well No 1
West Rochelle Manifold

Project in execution phase
• Drilling at the West Rochelle well commenced on
February 21, 2013
• Pipe laying operations completed
• Modifications to Scott platform completed
• Evaluating options to return to the East well after the
completion of the West well
Reservoir development
• 2 x 500m horizontal development wells
• High potential wells at 100 mmcf/d per well
• Gravel pack with pre-drilled liner
• 5 ½” completion with permanent downhole
pressure/temperature gauges
Rochelle Jurassic discovery
Rochelle Overview - Blocks 15/26b, 15/26c and 15/27

Operator: Endeavour (44% WI)
Partners: Nexen (41% WI), Premier Oil (15% WI)
FDP Approved: February 2011
Online: Mid 2013
Rochelle
Goldeneye

9
6
7
14
15
11
12
0
10 Km

West Block
Central Block
East Block
Far East Block
382400
383200
384000
384800
385600
386400
387200
388000
388800
0
500
1000
1500
2000m

Bacchus - Block 22/06a Central North Sea

Reservoir is formed by shallow marine
Fulmar sandstones of Upper Jurassic age
Current production at the first two wells
~ 10,000 boepd gross
Oil exported to Forties Pipeline System
Drilling of the third production well
scheduled to commence – additional
production expected in the third quarter
Endeavour WI: 30%
Operator: Apache (50% WI)
Partner: First Oil (20% WI)
Bacchus
Forties

16
22

Facilities
•130m Water Depth
•390,000 BLPD production capacity
•400,000 BLPD injection capacity
•Slots - 31 ANP, 12 sub-sea
•Producers: 25 platform, 10 sub-sea
•Injectors: 7 wells

Alba Field Overview - Block 16/26a
Late Eocene reservoir at ~6,200ft depth
• 600 MMboe in place
450ft water depth
35 Platform and subsea wells
Oil exported by tanker
Infill drilling plans for 2013 extended from
six to nine months
• Three – four wells expected

Endeavour WI: 25.68%
Operator: Chevron (23.37% WI)
Partners: Statoil (17% WI)
Mitsui (13% WI)
Centrica (12.65% WI)
Enquest (8% WI)
Discovered/1    Production 1984/1994
Alba
Britannia
st

High Quality Exploration in Core Central North Sea Area
Net Unrisked Contingent Prospective Resources:
376 MMboe
28 Licences (12 Endeavour operated)
Successful 27    Licensing Round result with focus
on high quality acreage close to infrastructure
Select Prospects:
Centurion South prospect (2013 well)
• Oil prospect
Ravel & Mostyn prospects
• Low risk R-Block area oil prospects
Buffalo prospect
• Rochelle analogue
Rogers prospect
• Low risk oil prospect with strong seismic
anomaly
Mabry prospect
Exploration Portfolio in Core Central North Sea Prospects, Discoveries and Licences
Oil Field
Gas/condensate Field
END acreage
Other held acreage
Rochelle
Enoch
Columbus
Bittern
Bacchus
Alba
Buffalo
Prospects/Discoveries
Development/Producing
Centurion
Rogers (WI 100%)
Ravel (WI 55.6%)
Buffalo (WI 20-40%)
Rochelle Jurassic: (WI 44-100%)
Centurion: (WI 33.3%)
Centurion South: (WI 33.3%)
Mostyn
Centurion South
Rogers
Ravel
Mabry

th

0
50
km
N
Legend
Endeavour 27th Round Awards
Endeavour Current Licences
Current Offshore Licences (DECC)

New Blocks Acquired in the 27
th
Licensing Round
Bacchus
Enoch
Columbus
Bittern
Alba
Rochelle
The new licenses covering ten blocks located in core areas around
•
The existing Rochelle development and R-blocks
•
Bittern and the Centurion South appraisal opportunity

Centurion
South
Current Production
Development Projects
Exploration

Keys:

29/1b-1z
29/1b-1
29/1b-3
29/6a-3
29/6a-1
29/6a-4
29/6a-CS
2km

15

Centurion South
• Upper Jurassic Fulmar Sandstone
Vertical exploration well
• ~12,000 feet deep
Oil prone
Adjacent to Centurion discovery
• Well 29/6a-3 flowed at 5,200 bbl/d
Centurion South Prospect
CENTURION
CENTURION SOUTH
29/6a-CS
29/6a-3
Endeavour WI: 33.3%
Operator: First Oil (66.7% WI)
Spud Date: Q2 2013
Endeavour Licences
Current Offshore Licences
Oil Fields/Discovery
Gas/Condensate Fields
Endeavour Prospects
Endeavour Leads
Centurion
Bittern
Catcher
Centurion South
29/13 Fulmar B
Curlew

Bakken
Gammon
Cody
Williston Basin
Mowry
Green River
Baxter
Manning Canyon
Niobrara
Excello/Mulky
Mancos
Hovenweep
Gothic
Chimney Rock
Cane Creek
Cane Creek
Lewis
Pierre
Monterey
McClure
Woodford
Fayetteville/
Moorefield
Caney
Bend
Barnett
Percha
Barnett/
Woodford
Pearsall
Eagle Ford
Antrim/Ellsworth
Michigan Basin
Utica Shale
New Albany
Marcellus
Devonian/
Ohio
Huron
Chattanooga
Neal/Conasauga
Floyd
Tuscaloosa

US Onshore Assets 16 Oil Gas Mixed Heath Marcellus Building Portfolio Niobrara/Frontier Haynesville Niobrara US 2012 Year-End Totals 525,000 gross / 154,000 net acres 9.0 MMCFe/D net production

US Onshore Portfolio
Low-Cost Option on US Gas Futures
•
Pennsylvania Marcellus position (100% WI)
• 31,000 net acres in central PA
• 300-500 BCFe net resource potential
• 3 wells drilled/cased, waiting on completion in 2013
• 10 MMCF/D take-away capacity available Q4 2013
•
Louisiana
Haynesville position (50/50 J-W operated JV)
•
~9 mmcfe/d net current production
• Acreage held by production
Growing Rockies liquids-rich portfolio
• Colorado Niobrara/Frontier Position (75-100% WI)
• 23,000 acre Piceance Basin Federal Unit formed, 2013 test planned
•
Montana Heath tight oil play (25% WI)
• 421,000 gross acres adjacent to Sumatra Heath completions

US 2013 Strategy
Build on successful Marcellus trade
• 3 wells to be completed - 10 MMCF/D take-away capacity
Defer/”Hold” Haynesville gas development
Grow and test Rockies liquids-rich portfolio
• Initial Niobrara pilot planned in Piceance Basin play
Evaluate Heath Oil play potential
• Leverage learnings and costs with offset operators
Consider partnering / trade opportunities
• Marcellus and Rockies available “currency”
Identify strategic U.S. acquisition targets
• Seeking PDP’s with growth potential

Strategic Review

Announced February 14, 2013
•
Evaluating a broad range of options to further enhance shareholder value including:
•
Sale, joint venture or partnership in the U.K.
•
Sale of specific assets
•
Sale or merger of the Company
•
Execute operational plans
Objective: To accelerate de-levering of the balance sheet and unlock underlying value of the assets

2013 Direct Capital Expenditures
Rochelle and Bacchus represent 60% of the planned spend in the U.K.
U.S. budget of $30 million - $40 million is largely discretionary and second half of the year weighted
Budget is preliminary and dependent on the outcome of the Strategic Review process and the ongoing analysis at Rochelle
Rochelle
Bacchus
Alba
U.S.
U.K. Other
Centurion
South
U.K. = $140 million - $150 million

$mm
$500
$400
$300
$200
$100
$0
$15
$100
$70
$135
$554
2013
2014
2015
2016
2017
2018

Debt Maturity Schedule
Convertible Notes due 2016 ($18.51 per share conversion price)
Convertible Bonds due 2016 ($16.52 per share conversion price)
Senior Notes due 2018
Revolving Credit Facility due 2013/2014

Corporate Focus for 2013

Rochelle in Execution Phase
•
Currently drilling the West development well
•
First gas in mid 2013
Bacchus Development Completed
•
Third development well to commence drilling
Review of Strategic Alternatives
•
Evaluating a broad range of options to further enhance shareholder value

LSE:ENDV NYSE:END www.endeavourcorp.com Darcey Matthews Director of Investor Relations 713.307.8711 darcey.matthews@endeavourcorp.com INVESTOR CONTACT: